UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

SiteOne Landscape Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600
Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2017, SiteOne Landscape Supply, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The final voting results were as follows:

Proposal 1: The Company’s stockholders elected the four nominees named in the Company’s 2017 Proxy Statement to serve a three-year term expiring at the 2020 Annual Meeting. The voting results are set forth below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
William (Bill) W. Douglas, III	25,631,378	11,844,970	1,336,008
Michael J. Grebe	36,741,096	735,252	1,336,008
Jeri L. Isbell	34,427,303	3,049,045	1,336,008
David H. Wasserman	25,318,519	12,157,829	1,336,008

Proposal 2: The Company’s stockholders approved an advisory vote on the compensation of the Company’s named executive officers. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
37,302,374	38,060	135,914	1,336,008

Proposal 3: The Company’s stockholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis. The voting results are set forth below.

One-Year Frequency Vote	Two-Year Frequency Vote	Three Year Frequency Vote	Abstain	Broker Non-Vote
36,822,429	7,600	510,450	135,869	1,336,008

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis (i.e. every year), until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Proposal 4: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for the fiscal year 2017. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Vote
38,566,742	101,864	143,750	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Briley Brisendine
Name:	Briley Brisendine
Title:	Executive Vice President, General Counsel and Secretary

Date: May 18, 2017